Exhibit 10.2

EXECUTION COPY

AMENDMENT NO.1 TO ASSET PURCHASE AGREEMENT

This AMENDMENT NO. 1 to the Asset Purchase Agreement is dated as of April 13, 2004 (this “Amendment”) and is entered into by and among Allegiance Telecom, Inc., a Delaware corporation (“ATI”), Allegiance Telecom Company Worldwide, a Delaware corporation (“ATCW” and, together with ATI, “Sellers” and each individually, a “Seller”), and XO Communications, Inc., a Delaware corporation (“Buyer”).

RECITALS:

WHEREAS, Buyer and Sellers are parties to the Asset Purchase Agreement dated as of February 18, 2004 (the “Asset Purchase Agreement”).

WHEREAS, pursuant to Section 9.6 of the Asset Purchase Agreement, Buyer and Sellers seek to amend certain provisions appearing in Asset Purchase Agreement.

NOW, THEREFORE, intending to be bound, the parties hereto agree as follows:

ARTICLE I                         AMENDMENTS TO THE ASSET PURCHASE AGREEMENT.

SECTION 1.01          Amendment of Section 3.1(a).  Section 3.1(a) of the Asset Purchase Agreement is hereby amended by inserting the words “(or at Buyer’s discretion the first (1st) Business Day, unless Buyer elects to defer, but in no event shall such deferral be later than the fifth (5th) Business Day)” following the words “no later than the fifth (5th) Business Day”.

SECTION 1.02          Amendment of Section 3.2(b)(6).  Section 3.2(b)(6) of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

(6) the Deposit Adjustment Amount (if any) (such Deposit Adjustment Amount to be made on the Closing Date), plus

SECTION 1.03          Amendment of Section 3.2(b)(7).  Section 3.2(b)(7) of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

(7) the Non-ILEC Cure Adjustment set forth in Section 3.5(c) (such Non-ILEC Cure Adjustment to be made on the Closing Date) (the Cash Purchase Price, as so adjusted is referred to herein as the “Adjusted Cash Purchase Price”) and

SECTION 1.04          Amendment of Section 3.4(b).  Section 3.4(b) of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

(b) As promptly as practicable, but no later than sixty (60) Business Days after the Early Funding Date, Buyer will prepare and deliver to ATI a good faith calculation of Net Working Capital as of the close of business on April 12, 2004 (the “Early Funding Date Working Capital”).  Buyer will prepare the Early

Funding Date Working Capital in accordance with GAAP and consistent with ATI’s preparation of its unaudited balance sheet as of September 30, 2003.  Attached as Exhibit G is a schedule showing the calculation of Base Working Capital.

SECTION 1.05          Amendment of Section 3.5(b).  Section 3.5(b) of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

(b) If deposits are required by ILECs in connection with establishing new interconnection agreements for the Business between the February 18, 2004 and the Closing Date and such deposits are outstanding at the time of the Closing Date, the Cash Purchase Price shall be increased by an amount (the “Deposit Adjustment Amount”) equal to seventy-five percent (75%) of the first $13 million of such deposits and one hundred percent (100%) of the deposits above $13 million.

SECTION 1.06          Amendment of Section 3.5(c).  The second paragraph appearing in Section 3.5(c) of the Asset Purchase Agreement is hereby amended and restated in its entirety to as follows:

The adjustment to the Cash Purchase Price pursuant to this Section 3.5(c) is referred to herein as the “Non-ILEC Cure Adjustment.”  If as of the time of the Closing Date any reserves are established with respect to disputed Non-ILEC Cure Amounts pending resolution of such disputes, the Purchase Price adjustment provided in this Section 3.5(c) shall be made, with respect to the agreed Non-ILEC Cure Amounts, at the Closing Date, and with respect to any such reserved amounts, within two (2) Business Days following the resolution of the disputes.

SECTION 1.07          Amendment of Section 7.2(e).  Section 7.2(e) of the Asset Purchase Agreement is hereby deleted in its entirety.

SECTION 1.08          Amendment of Section 7.4(c).  Section 7.4(c) of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

(c) Sellers’ Deliveries.  Sellers shall have delivered to Buyer all items set forth in Section 3.1(b)(i), (ii), (iv), (v) and (vi).

ARTICLE II                     AMENDMENT OF EXHIBITS TO ASSET PURCHASE AGREEMENT.

SECTION 2.01          Amendment of Exhibit J.  Exhibit J of the Asset Purchase Agreement is hereby amended by deleting the words “Bankruptcy Court Entry of Confirmation Order June 4, 2004” and inserting in their place the words “Bankruptcy Court Entry of Confirmation Order June 10, 2004.”

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ARTICLE III                 MISCELLANEOUS PROVISIONS.

SECTION 3.01          Affirmation of Satisfaction of Early Funding Date Conditions and Obligation to Close.  By execution of this Amendment, Buyer and Sellers unequivocally acknowledge satisfaction or waiver of any and all conditions precedent to the Early Funding Date.

SECTION 3.02          Deposit Adjustment Amount and Non-ILEC Cure Adjustment.  Buyer and Sellers acknowledge and agree that any Deposit Adjustment Amount or Non-ILEC Cure Adjustment provided to occur in the Asset Purchase Agreement as of the Early Funding Date shall occur on the Closing Date, and that Buyer shall deliver to Sellers by wire transfer of immediately available funds any amounts required for such adjustments on the Closing Date.

SECTION 3.03          Conditions to Effectiveness.  This Amendment shall become effective upon execution and delivery of this Amendment by each of the parties hereto.

SECTION 3.04          Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to them in Asset Purchase Agreement.

SECTION 3.05          Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment electronically or by telecopy shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 3.06          Governing Law.  This Amendment shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the Bankruptcy Code and the substantive laws of the State of New York for contracts expected and likely to be performed solely within such state without regard to the conflict of laws principles thereof or of any other jurisdiction

SECTION 3.07          Effect of Headings.  The section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 3.08          Sale Order.  Nothing in this Amendment shall be deemed to modify the Sale Order.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ALLEGIANCE TELECOM, INC.

By:
Name:
Title:

ALLEGIANCE TELECOM COMPANY WORLDWIDE
ADGRAFIX CORPORATION
ALGX BUSINESS INTERNET, INC.
ALLEGIANCE INTERNET, INC.
ALLEGIANCE TELECOM INTERNATIONAL, INC.
ALLEGIANCE TELECOM OF ARIZONA, INC.
ALLEGIANCE TELECOM OF CALIFORNIA, INC.
ALLEGIANCE TELECOM OF COLORADO, INC.
ALLEGIANCE TELECOM OF FLORIDA, INC.
ALLEGIANCE TELECOM OF GEORGIA, INC.
ALLEGIANCE TELECOM OF ILLINOIS, INC.
ALLEGIANCE TELECOM OF INDIANA, INC.
ALLEGIANCE TELECOM OF MARYLAND, INC.
ALLEGIANCE TELECOM OF MASSACHUSETTS, INC.
ALLEGIANCE TELECOM OF MICHIGAN, INC.
ALLEGIANCE TELECOM OF MINNESOTA, INC.
ALLEGIANCE TELECOM OF MISSOURI, INC.
ALLEGIANCE TELECOM OF NEVADA, INC.
ALLEGIANCE TELECOM OF NEW JERSEY, INC.
ALLEGIANCE TELECOM OF NEW YORK, INC.
ALLEGIANCE TELECOM OF NORTH CAROLINA, INC.
ALLEGIANCE TELECOM OF OHIO, INC.
ALLEGIANCE TELECOM OF OKLAHOMA, INC.
ALLEGIANCE TELECOM OF OREGON, INC.
ALLEGIANCE TELECOM OF PENNSYLVANIA, INC.
ALLEGIANCE TELECOM OF TEXAS, INC.
ALLEGIANCE TELECOM OF THE DISTRICT OF COLUMBIA, INC.
ALLEGIANCE TELECOM OF VIRGINIA, INC.
ALLEGIANCE TELECOM OF WASHINGTON, INC.
ALLEGIANCE TELECOM OF WISCONSIN, INC.
ALLEGIANCE TELECOM PURCHASING COMPANY
ALLEGIANCE TELECOM SERVICE CORPORATION
COAST TO COAST TELECOMMUNICATIONS, INC.
HOSTING.COM, INC.
INTERACCESS TELECOMMUNICATIONS CO.

JUMP.NET, INC.
VIRTUALIS SYSTEMS, INC.

By:
Name:
Title:

XO COMMUNICATIONS, INC.

By:
Name:
Title: